AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 16, 1998

                                                       REGISTRATION NO. 33-37096
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             Registration Statement
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                ---------------

     DELAWARE                                               13-3473472
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)


                           631 SOUTH RICHLAND AVENUE
                            York, Pennsylvania 17403
                                 (717) 771-7890
              (Address, including zip code, and telephone number,
              including area code, of Principal Executive Offices)

         YORK INTERNATIONAL CORPORATION 1989 EMPLOYEE STOCK OPTION PLAN
                            (Full title of the plan)

                                ---------------

                              JANE G. DAVIS, ESQ.
                       Vice President and General Counsel
                           631 SOUTH RICHLAND AVENUE
                            YORK, PENNSYLVANIA 17403
                                 (717) 771-7890
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
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     Of the 700,000 shares of Common Stock, par value $.01, of the registrant registered pursuant to this Registration Statement, the registrant hereby withdraws from registration 130,430 shares of such Common Stock.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on this 1st day of June, 1998.

                                  York International Corporation

                                  By
                                    ---------------------------